UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2007

ASTEC INDUSTRIES, INC.
 (Exact Name of Registrant as Specified in its Charter)

Tennessee	0-14714	62-0873631
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1725 Shepherd Road
Chattanooga, Tennessee 37421
 (Address of Principal Executive Office)

Registrant's telephone number, including area code:  (423) 899-5898

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)           On July 17, 2007, the Company issued a press release announcing the resignation of J. Neal Ferry as Chief Operating Officer and Group Vice President, Aggregate and Mining and from the Company’s Board of Directors.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(d)  Exhibits.  The following exhibit is furnished herewith:

Exhibit No.	Exhibit Description
99.1	Press Release, dated July 17, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTEC INDUSTRIES, INC.

Date: July 18, 2007	By: /s/ J. Don Brock J. Don Brock Chairman of the Board and President (Principal Executive Officer)